UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 30, 2015

 Galena Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place Suite 380 San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

2000 Crow Canyon Place Suite 300 San Ramon, CA 94583
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Directors; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 30, 2015, the Company announced that Bijan Nejadnik, M.D., will serve as the Company’s Executive Vice President and Chief Medical Officer, effective October 30, 2015. Dr. Nejadnik was the Executive Director of Jazz Pharmaceuticals plc, from April 2013. He also served as Medical Director of Johnson & Johnson Pharmaceuticals from March 2006 to April 2013, and Research Physician at Purdue Pharma L.P, as part of a joint program with Cornell University Medical School from July 2001 to July 2002. He has held various positions at Stanford University, School of Medicine from 2009 to the present and had a research and clinical fellowship in GI-Hepatology at Johns Hopkins University School of Medicine, Baltimore, Maryland, from July 2002 to June 2005. He attended University of Louvain (Université Catholique de Louvain), School of Medicine and performed his residency at University of Louvain (Université Catholique de Louvain) Program and St. Etienne Hospital, Brussels, Belgium.

Dr. Nejadnik and the Company have entered into an employment agreement, dated as of October 30, 2015 (the "Employment Agreement"), the term of which continues until terminated by the Company or Dr. Nejadnik. Under the Employment Agreement, Dr. Nejadnik will receive an annual base salary of $400,000. In addition to his base salary, he is entitled to receive $100,000 signing bonus and eligible to receive an annual cash bonus award targeted at 30% of his annual base salary based on the performance of certain criteria set by the Board. Further, effective October 30, 2015, the Company will grant 350,000 stock options on the terms and conditions set forth in the Company’s form Incentive Stock Option Agreement filed as Exhibit 10.5 to the Company’s annual report on Form 10-K filed for the fiscal year ended December 31, 2014, and which will vest in sixteen (16) equal quarterly installments of 21,875 shares each over four years beginning on the first quarterly anniversary of the effective date of the employment agreement.

There are no arrangements or understandings between Dr. Nejadnik and any other person pursuant to which he was elected as an executive officer of the Company.

As an executive officer of the Company, Dr. Nejadnik will be eligible to receive other benefits available to an executive officer.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit relating to Item 5.02 shall be deemed to be furnished and not filed:

99.1 Press Release issued by the registrant on October 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	October 30, 2015	By:	/s/ Ryan Dunlap
Ryan Dunlap Chief Financial Officer